Exhibit 10.3

BJ'S RESTAURANTS, INC.
2024 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD CERTIFICATE

(Non-Employee Directors)

THIS IS TO CERTIFY that BJ's Restaurants, Inc., a California corporation (the "COMPANY"), has offered you (the "GRANTEE") the right to receive restricted stock units ("RESTRICTED STOCK UNITS" or "AWARD") promulgated under the Company's 2024 Equity Incentive Plan (the "PLAN") on the terms set forth below.

Name of Grantee:	Address of Grantee:

Number of Shares:

Offer Grant Date:

Vesting Schedule:

Vesting Period	Award Percentage Vesting at End of Vesting Period

By your electronic authorization, you and the Company agree to be bound by all of the terms and conditions of the Restricted Stock Unit Agreement, which is attached hereto. By executing this Certificate, you hereby irrevocably elect to accept the Restricted Stock Units rights granted pursuant to this Certificate and the related Restricted Stock Unit Agreement and to receive the Award of Restricted Stock Units designated above subject to the terms of this Certificate, the Plan and the Award Agreement.

BJ'S RESTAURANTS, INC.

By:
Name:
Title: